UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21650

ASA Limited
(Exact name of registrant as specified in charter)

11 Summer Street – 4th Floor
Buffalo, New York	14209
(Address of principal executive offices)	(Zip code)

JPMorgan Chase Bank, N.A.
3 Chase Metrotech Center
Brooklyn, New York 11245
(Name and address of agent for service)

Registrant’s telephone number, including area code:	716-883-2428

Date of fiscal year end:	November 30, 2007

Date of reporting period:	November 30, 2007

Item 1.      Reports to Stockholders.

ASA Limited

Annual
Report

2007

ASA Limited

Annual Report and
Financial Statements

November 30, 2007

Directors
Robert J.A. Irwin (U.S.A.)
Henry R. Breck (U.S.A.)
Harry M. Conger (U.S.A.)
Chester A. Crocker (U.S.A.)
Joseph C. Farrell (U.S.A.)
James G. Inglis (South Africa)
Malcolm W. MacNaught (U.S.A.)
Robert A. Pilkington (U.S.A.)
A. Michael Rosholt (South Africa)

Contents
Chairman’s report 2
Certain investment policies and restrictions 5
Report of independent registered public accounting firm 5
Schedule of investments 6
Portfolio changes 7
Statement of assets and liabilities 8
Statement of operations 9
Statements of changes in net assets 10
Notes to financial statements 11
Financial highlights 13
Supplementary information 13
Certain tax information for U.S. shareholders 14
Dividend reinvestment and stock purchase plan 15
Privacy notice 16
Direct registration system 16
Proxy voting 17
Form N-Q 17
Common share repurchases 17
Annual CEO certification 17
Forward-looking statements 17
Board of directors and officers 18

Officers
Robert J.A. Irwin, Chairman, President and Treasurer
David J. Christensen, Vice President-Investments
Paul K. Wustrack, Jr., Secretary and Chief Compliance Officer

Executive Offices
11 Summer Street
Buffalo, NY, 14209 U.S.A.

Registered Office
Canon’s Court
22 Victoria Street
Hamilton HM 12, Bermuda

Independent Registered Public Accounting Firm
Ernst & Young LLP, New York, NY, U.S.A.

Counsel
Appleby, Hamilton, Bermuda
Kirkpatrick & Lockhart Preston Gates Ellis LLP, Washington, DC, U.S.A.

Custodian
JPMorgan Chase Bank, N.A.
New York, NY, U.S.A.

Subcustodian
FirstRand Bank Limited
Johannesburg, South Africa

Fund Accountants
Kaufman Rossin Fund Services, LLC
Miami, FL, U.S.A.

Shareholder Services
LGN Group, LLC
Florham Park, NJ, U.S.A.
(973) 377-3535

Transfer Agent
Computershare Trust Company, N.A.
525 Washington Boulevard, Jersey City, NJ 07310, U.S.A.

Website-www.asaltd.com

The Semi-annual and Annual Reports of the Company and the latest valua-
tion of net assets per share may be viewed on the Company’s website or may be requested from LGN Group, LLC, Lawrence G. Nardolillo, C.P.A., P.O.
Box 269, Florham Park, New Jersey 07932 (973) 377-3535. Shareholders
are reminded to notify Computershare of any change of address.

Chairman’s report (unaudited)

     At November 30, 2007 the Company’s net asset value was $84.77 per share. The closing price of the Company’s shares on the New York Stock Exchange was $73.25 at November 30, 2007, which represented a 13.6% discount to the net asset value. This compares with the net asset value of $74.19 per share at November 30, 2006, at which time the closing price was $64.21, a discount of 13.5% to the net asset value.

     The Company’s total return, including reinvested dividends, in fiscal 2007 was 19.2% based on net asset value (“NAV”) and 19.0% based on the market price of the Company’s shares. This return in fiscal 2006 was 34.9% based on NAV and 31.5% based on market price.

     Net investment income for the fiscal year ended November 30, 2007 was $1.11 per share, as compared to $.76 per share for the fiscal year ended November 30, 2006. Realized gain from investments, including net realized gain (loss) on investments from foreign currency transactions for the fiscal year ended November 30, 2007, was $9.03 per share, as compared to $1.35 per share for the fiscal year ended November 30, 2006.

     Dividends totaling $2.30 and $.90 per share were paid or declared during the fiscal years ended November 30, 2007 and November 30, 2006, respectively. (See Note 1.E. Dividends to Shareholders (page 11) and Certain tax information for U.S. shareholders (pages 14 and 15) for further comments.)

Chart 1: Historical Dividends (ASA Limited)

Trends in the Gold Market

     The continued strength of gold and platinum prices has led to an increase in dividend payments from many of the mining companies whose shares are held in our portfolio. Capital gains realized from the Company’s diversification away from South African gold producers has further prompted us to increase the November dividend payment. Moreover, expenses have declined as a percentage of our net assets. The Company’s expense ratio for 2007 was 0.53%, which is amongst the lowest in the industry.

     Rising investment demand for gold, especially in the form of the new exchange traded funds (“ETF”) shares, has helped to support the gold price in the last two years. During early 2008, a new gold ETF is to be listed in Japan, which should facilitate additional gold purchases by Asian investors. Earlier versions of ETFs listed in Japan were not able to hold physical bullion, limiting their interest amongst investors. We believe that the development of these investment vehicles has facilitated the investment in gold for many investors and has been a significant factor in the improved supply / demand fundamentals for the sector.

Chart 2: Gold Bullion Holdings in Exchange Traded Funds

     During the course of the last several months, many precious metals analysts have labeled this cycle, “The Perfect Storm” as numerous different economic issues appear to have coalesced into an environment that has been very supportive of higher gold prices. The combination of declining interest rates, rising general commodity prices, fears of economic meltdown as a result of the sub-prime lending fiasco and declining global gold production could not make for a stronger case of holding gold as an investment.

     Recent statements from the U.S. Federal Reserve accompanying the recent cuts in lending rates have been increasingly ominous with the Federal Open Market Committee noting “deterioration in financial conditions” and “strain in financial markets” as reasons behind the lowering of interest rates. The factors driving these comments have served to increase the tensions in the financial markets. Interest rates on government bonds have fallen sharply as investors, looking to avoid unknown credit quality of corporate and bank securities, have resorted to government paper as a safe-haven. All of these issues have tended in the near-term to provide support for the gold price above the $800 per ounce level. In recent weeks the price has moved to record levels and on January 14th was trading as high as $914.00 per ounce. Longer term, the outlook for the gold price will be influenced by the duration of the current slowdown in the demand for commodities as well as the outlook for jewelry demand. Should the current economic malaise turn into a full-blown recession, which does not yet appear likely, one would have to anticipate that a general decline in jewelry demand could be a consequence.

Gold Share Market

     Despite the dramatic increase in the gold price, rising capital costs needed to develop a new gold mining operation combined with increases in operating costs have resulted in only minimal improvements in the economics of gold mining oper-

ations during the last several years. Moreover, the time required to develop, permit and commence construction of a new project has lengthened considerably due to increased activism on the part of environmentalists. The result of these trends will be a slowing in the rate of new mine development that is likely to sustain a higher gold price. The suspension of the Galore Creek project of NovaGold Resources Inc. and the delay in developing the Rosia Montana Project of Gabriel Resources Limited in Romania are just two examples of these trends and the effect on the industry. The problems associated with developing new mining operations and the rising operating costs at almost all gold producers have negatively affected the share price performance of most gold producers during the last year. Were it not for these factors, we would have anticipated much better results from the gold mining shares given the strength witnessed in the gold price during the year.

     The Platinum Market

     Platinum, in addition to being a precious metal, has a number of unique industrial attributes that make the metal irreplaceable in many applications. The continued growth in demand from the automotive industry for autocatalysts, for example, has driven prices for platinum to all-time highs in recent months. Despite this, the poor operating performance from the South African platinum mines has constrained their share price performance in recent months.

     While our holdings in the shares of Anglo American Platinum and Impala Platinum have generally underperformed the gold mining companies during the last year, we continue to view these investments as strategic in nature, as there are very few platinum producers in the world. In an industry where a significant portion of share price performance has been driven by merger and acquisition activity, we would be shortsighted to reduce our holdings in such a strategically significant area.

     Portfolio Matters

     During the last year, the Company accelerated the diversification of the portfolio outside of South African investments. At November 30, 2007, the Company held 20.2% of its net assets in South African gold shares versus 43.5% at year-end 2006. The decrease in these holdings was driven by a combination of sales of significant portions of our holdings in AngloGold Ashanti, Gold Fields and Harmony Gold Mining. The relative weight of these holdings in the portfolio was further reduced as a result of lower relative share price performance from these investments during the year. As these investments were acquired many years ago and, over time, have performed well, we also realized significant capital gains in the process of diversifying the portfolio. A portion of these gains were distributed to shareholders as part of the November 2007 dividend. We have met with the management of each of these companies once, if not more often, during the course of the year. While management continues to do a very good job of operating these assets, we believe that there are better growth investments, with lower operating risks, to be found elsewhere. Indeed, South African miners have also been divesting out of South Africa. In 2007, 60% of AngloGold Ashanti’s and 30% of Gold Fields’ production was non-South African.

     For the past several years the proceeds from the sales of the South African gold shares have been reallocated to investments in gold producers in Canada, Australia and Latin America, to shareholder dividends and, to a lesser extent, gold bullion.

     We continue to believe that holding a large position in the platinum producers is a long-term strategy that will be rewarded over time. The platinum producers, largely South African based companies, are among the best long-term holdings in the portfolio. With the decline in the South African gold share holdings, the shares of platinum miners now represent over 20% of the portfolio.

     Our largest investment is our holding in Newcrest Mining Limited, Australia’s largest gold mining company, at 11% of the Company’s net assets compared to the Company’s largest position at November 30, 2006—Gold Fields Limited (South Africa) at 22% of net assets.

Chart 3: Asset Allocation 11/30/2007

     The Company has acquired new positions in Agnico-Eagle Mines Ltd. and NovaGold Resources, both headquartered in Canada. Agnico-Eagle Mines is one of the lowest cost gold producers in the world as a result of its by-product silver and zinc production at the La Ronde Mine in Canada. NovaGold Resources is a smaller position that was recently purchased. NovaGold maintains a significant interest in two of the largest undeveloped gold projects in the world and is the only development asset in the portfolio. As a result of the dramatic consolidation that has taken place in the industry, low cost, large undeveloped gold deposits in attractive locations are rare assets.

     The Company’s largest investments in the platinum sector are the shares of Anglo Platinum, the world’s largest producer of platinum group metals, at 9.1% of net assets, followed by the shares of Impala Platinum at 7.4% of net assets. Both companies have produced good investment results and the dividends from these two companies account for more than half of the Company’s annual investment income.

     Although the majority of the diversification from South African gold producers is now complete, we envision that the Company will continue to look for new investment opportunities within the precious metals sector during the coming year. Since most new gold deposits are being discovered outside of

South Africa, we will continue to evaluate a broad spectrum of investment opportunities around the globe for potential inclusion in the portfolio.

     As we have diversified out of South African gold producers, the Company has realized greater levels of capital gains than it has in the past and will likely continue to do so in the future. As this occurs, shareholders and their advisors are encouraged to review the impact of the U.S. federal income tax rules generally described on pages 14 and 15 of this Annual Report.

*     *     *

     The Annual General Meeting of Shareholders will be held on Thursday, March 6th, 2008, at 10:00 a.m. at the offices of Kirkpatrick & Lockhart Preston Gates Ellis LLP, 599 Lexington Avenue, 32nd Floor, New York, New York, USA. We look forward to your attendance.

ROBERT J.A. IRWIN,
Chairman, President and Treasurer

January 14, 2008

Certain investment policies and restrictions (unaudited)

The following is a summary of certain of the Company’s investment policies and restrictions and is subject to the more complete statements contained in documents filed with the Securities and Exchange Commission.

The Concentration of Investments in a Particular Industry or Group of Industries. It is a fundamental policy (i.e., a policy that may be changed only by shareholder vote) of the Company that at least 80% of its total assets be (i) invested in common shares or securities convertible into common shares of companies engaged, directly or indirectly, in the exploration, mining or processing of gold, silver, platinum, diamonds or other precious minerals, (ii) held as bullion or other direct forms of gold, silver, platinum or other precious minerals, (iii) invested in instruments representing interests in gold, silver, platinum or other precious minerals such as certificates of deposit therefor, and/or (iv) invested in securities of investment companies, including exchange traded funds, or other securities that seek to replicate the price movement of gold, silver or platinum bullion. Compliance with the percentage limitation relating to the concentration of the Company’s investments will be measured at the time of investment.

If investment opportunities deemed by the Company to be attractive are not available in the types of securities referred to in the preceding paragraph, the Company may deviate from the investment policy outlined in that paragraph and make temporary investments of unlimited amounts in securities issued by the U.S. Government, its agencies or instrumentalities or other high quality money market instruments.

The Percentage of Voting Securities of any one Issuer that the Company May Acquire. It is a non-fundamental policy (i.e., a policy that may be changed by the Board of Directors) of the Company that the Company shall not purchase a security if, at the time of purchase, more than 20% of the value of its total assets would be invested in securities of the issuer of such security.

Report of independent registered public accounting firm

To the Board of Directors and Shareholders of
ASA Limited:

     We have audited the accompanying statement of assets and liabilities of ASA Limited (the “Company”), including the schedule of investments, as of November 30, 2007, and the related statement of operations and supplementary information for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements, supplementary information and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements, supplementary information and financial highlights based on our audits.

     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements, supplementary information and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Company’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, supplementary information and financial highlights, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2007 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements, supplementary information and financial highlights referred to above present fairly, in all material respects, the financial position of the Company at November 30, 2007, the results of its operations and supplementary information for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York January 14, 2008

Schedule of investments

November 30, 2007

	Number of		Percent of
Name of Company	Shares	Market Value	Net Assets

Gold investments
Common shares of gold mining companies
Australia
Newcrest Mining Limited – ADRs	3,000,000	$89,572,032	11.0%
Canada
Agnico-Eagle Mines Limited	700,000	33,684,000	4.1
Barrick Gold Corporation	1,125,000	45,573,750	5.6
Goldcorp Inc.	1,500,000	48,615,000	6.0
NovaGold Resources Inc. (1)	250,000	2,457,500	0.3
Yamana Gold Inc.	1,788,000	22,993,680	2.8
		153,323,930	18.8
Channel Islands
Randgold Resources Limited – ADRs	1,450,000	51,011,000	6.3
Latin America
Compania de Minas Buenaventura – ADRs	900,000	50,247,000	6.2
South Africa
AngloGold Ashanti Limited	1,745,894	85,147,251	10.4
Gold Fields Limited	4,409,977	72,544,122	8.9
Harmony Gold Mining Company Limited – ADRs (1)	666,400	6,957,216	0.9
		164,648,589	20.2
United States
Newmont Mining Corporation	520,368	25,857,086	3.2
Total gold mining companies (Cost – $186,303,291)		534,659,637	65.7
Exchange traded fund – gold
United States
streetTRACKS Gold Trust (1)	200,000	15,464,000	1.9
Total exchange traded fund – gold (Cost $13,340,000)		15,464,000	1.9
Total gold investments (Cost $199,643,292)		550,123,637	67.6

Platinum investments
Common shares of platinum mining companies
South Africa
Anglo Platinum Limited	520,100	74,213,743	9.1
Impala Platinum Holdings Limited	1,722,400	59,952,044	7.4
		134,165,787	16.5
United Kingdom
Lonmin PLC – ADRs	450,000	30,065,596	3.7
Total platinum investments (Cost $17,814,290)		164,231,383	20.2

Other investments
Common shares of other mining companies
United Kingdom
Anglo American plc	1,164,800	78,709,384	9.7
Total other investments (Cost $7,752,824)		78,709,384	9.7
Total investments (Cost $225,210,406) (2)		793,064,404	97.5
Cash, cash equivalents, receivables, and other assets less liabilities		20,725,328	2.5
Net assets		$813,789,732	100.0%

(1) Non-income producing security.

(2) Cost of investments shown approximates cost for U.S. federal income tax purposes, determined in accordance with U.S. federal income tax principles. Gross unrealized appreciation of investments and gross unrealized depreciation of investments at November 30, 2007 were $568,166,723 and $312,725, respectively, resulting in net unrealized appreciation on investments of $567,853,998.

ADR – American Depository Receipt

There is no assurance that the valuations at which the Company’s investments are carried could be realized upon sale.

The notes to the financial statements form an integral part of these statements.

Portfolio statistics

November 30, 2007

Country breakdown*
South Africa	36.7%
Canada	18.8%
United Kingdom	13.4%
Australia	11.0%
Channel Islands	6.3%
Latin America	6.2%
United States	5.1%

* Country breakdowns, which are based on company domiciles, are expressed as a percentage of net assets.

Portfolio changes during the year ended	Number of Shares
November 30, 2007 (unaudited)	Increase		Decrease

Agnico-Eagle Mines Limited	700,000
Anglo American plc			115,200
AngloGold Ashanti Limited			500,000
Barrick Gold Corporation	200,000
Goldcorp Inc.	600,000
Gold Fields Limited			3,950,000
Harmony Gold Mining Company Limited			292,459
Harmony Gold Mining Company Limited – ADRs			1,500,000
Meridian Gold Inc.			600,000
NovaGold Resources Inc.	250,000
Randgold Resources Limited – ADRs	550,000
streetTRACKS Gold Trust	200,000
Yamana Gold Inc.	1,788,000	(1)

(1) Received in exchange for shares of Meridian Gold Inc. as result of merger, effective October 2007.

Statement of assets and liabilities

November 30, 2007

Assets

Investments, at market value (cost $225,210,406)	$793,064,404

Cash and cash equivalents	21,830,764
Dividends and interest receivable	364,321
Other assets	208,252

Total assets	815,467,741

Liabilities

Accounts payable and accrued liabilities	251,051
Nonqualified pension liability	651,967
Liability for retirement benefits due to current and future retired directors	774,991

Total liabilities	1,678,009

Net assets	$813,789,732

Common shares $1 par value
Authorized: 30,000,000 shares
Issued & Outstanding: 9,600,000 shares	$9,600,000
Share premium (capital surplus)	21,249,156
Undistributed net investment income	54,890,187
Undistributed net realized (loss) from foreign currency transactions	(93,128,765)
Undistributed net realized gain on investments	252,781,113
Net unrealized appreciation on investments	567,853,998
Net unrealized gain on translation of assets
and liabilities in foreign currency	544,043

Net assets	$813,789,732

Net assets per share	$84.77

The closing price of the Company’s shares on the New York Stock Exchange on November 30, 2007 was $73.25.

The notes to the financial statements form an integral part of these statements.

Statement of operations

Year ended November 30, 2007

Investment income
Dividend income (net of foreign withholding taxes of $262,116)	$13,933,123
Interest income	568,095

Total investment income	14,501,218

Expenses
Shareholder reports and proxy expenses	158,436
Directors’ fees and expenses	556,688
Provision for retirement benefits due to current and future retired directors	82,332
Salaries and benefits	1,024,069
Other administrative expenses	571,439
Fund accounting	138,500
Transfer agent, registrar and custodian	143,121
Professional fees and expenses	716,095
Insurance	251,743
Other	222,783

Total expenses	3,865,206

Net investment income	10,636,012

Net realized gain from investments
Proceeds from sales	116,457,936
Cost of securities sold	11,929,783

Net realized gain from investments	104,528,153

Net realized (loss) from foreign currency transactions
Investments	(17,809,089)
Foreign currency	(59,450)

Net realized (loss) from foreign currency transactions	(17,868,539)

Net increase in unrealized appreciation on investments
Balance, beginning of year	541,547,143
Balance, end of year	567,853,998

Net increase in unrealized appreciation on investments	26,306,855

Net realized and unrealized gain from investments and foreign currency transactions	112,966,469

Net increase in net assets resulting from operations	$123,602,481

The notes to the financial statements form an integral part of these statements.

Statements of changes in net assets

Years ended November 30, 2007 and 2006

	2007	2006

Net investment income	$10,636,012	$7,312,673
Net realized gain from investments	104,528,153	12,588,746
Net realized gain (loss) from foreign currency transactions	(17,868,539)	416,651
Net increase in unrealized appreciation on investments	26,306,855	163,659,855
Net increase in net assets resulting from operations	123,602,481	183,977,925
Dividends payable/paid
From net investment income	(10,636,012)	(7,312,673)
From net realized gain from investments	(11,443,988)	(1,327,327)
Net increase in net assets	101,522,481	175,337,925
Net assets, beginning of year	712,267,251	536,929,326
Net assets, end of year (including undistributed net investment
income of $54,890,187 at end of each year)	$813,789,732	$712,267,251

The notes to the financial statements form an integral part of these statements.

Notes to financial statements

Year ended November 30, 2007

1. Summary of significant accounting policies ASA Limited, formerly ASA (Bermuda) Limited (“Company”), is a closed-end management investment company registered under the Investment Company Act of 1940 and is organized as an exempted limited liability company under the laws of Bermuda. The following is a summary of the Company’s significant accounting policies:

A. Investments

Portfolio securities listed on U.S. and foreign stock exchanges are generally valued at the last reported sales price on the last trading day of the period, or the mean between the closing bid and asked prices of those securities not traded on that date. If a mean price cannot be computed due to the absence of either a bid or an asked price, then the bid price plus 1% or the asked price less 1%, as applicable, is used. Securities listed on foreign stock exchanges may be fair valued based on significant events that have occurred subsequent to the close of the foreign markets.

Securities for which current market quotations are not readily available are valued at their fair value as determined in good faith by, or in accordance with procedures adopted by, the Company’s Board of Directors. If a security is valued at a “fair value”, that value is likely to be different from the last quoted price for the security. Various factors may be reviewed in order to make a good faith determination of a security’s fair value. These factors include, but are not limited to, the nature of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion rights on the security; and changes in overall market conditions.

Where the Company holds securities listed on foreign stock exchanges and American Depository Receipts (“ADRs”) representing these securities are actively traded on the New York Stock Exchange, the securities are fair valued based on the last reported sales price of the ADRs.

The difference between cost and current value is reflected separately as net unrealized appreciation (depreciation) on investments. The net realized gain or loss from the sale of securities is determined for accounting purposes on the identified cost basis.

There is no assurance that the valuation at which the Company’s investments are carried could be realized upon sale.

B. Cash Equivalents

The Company considers all money market and all highly liquid temporary cash investments purchased with an original maturity of less than three months to be cash equivalents.

C. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the closing rate of exchange on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The resulting net foreign currency gain or loss is included in the statement of operations.

D. Securities Transactions and Investment Income

During the year ended November 30, 2007, sales of securities amounted to $116,457,936 and purchases of securities amounted to $87,297,927.

Dividend income is recorded on the ex-dividend date, net of withholding taxes, if any. Interest income is recognized on the accrual basis.

E. Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date.

The reporting for financial statement purposes of dividends paid from net investment income or net realized gains may differ from their ultimate reporting for U.S. federal income tax purposes. The differences are caused primarily by the separate line item reporting for financial statement purposes of foreign exchange gains or losses. See pages 14 and 15 for certain additional tax information for U.S. shareholders.

F. Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

G. Basis of Presentation

The financial statements are presented in U.S. dollars.

Notes to financial statements (continued)

Year ended November 30, 2007

2. New accounting pronouncements In September 2006, the Financial Accounting Standards Board (FASB) issued

Statement on Financial Accounting Standards No. 157, “Fair Value Measurements” (FAS 157). This statement clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. As of November 30, 2007, the Company does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements reported in the statement of operations for a fiscal period.

3. Retirement plans The Company has an unfunded non-qualified pension agreement with its Chairman, President and Treasurer, Robert J. A. Irwin, pursuant to which the Company credits amounts to a pension benefit account as determined from time to time by the Board of Directors. Through the period ended November 30, 2006, interest equivalents were credited on amounts credited to the pension benefit account at an annual rate of 3.5% . Beginning December 1, 2006, interest equivalents are credited at an annual rate of 5%. The Company recorded an expense of $107,000, including interest, for the total amount credited to the pension benefit account during the year ended November 30, 2007.

     An amount equal to the balance in the pension benefit account will be payable in a lump sum upon termination of Mr. Irwin’s service as an officer of the Company. At November 30, 2007, the Company has recorded a liability for pension benefits due under the agreement, including interest, of $651,967.

     During the fiscal year ended November 30, 2007, the Company recorded an expense of $82,332 for retirement benefits due to current and future retired directors. The liability for these benefits at November 30, 2007 was $774,991. Directors of the Company qualify to receive retirement benefits if they have served the Company (and any of its predecessors) for at least twelve years prior to retirement.

4. Concentration risk It is a fundamental policy of the Company that at least 80% of its total assets be invested in securities of companies engaged, directly or indirectly, in the exploration, mining or processing of gold or other precious minerals and/or in other gold and precious mineral investments. A substantial portion of the Company’s assets currently is invested in South African companies and other companies having significant assets or operations in South Africa. The Company is, therefore, subject to gold and precious mineral related risks as well as risks related to investing in South Africa, including political, economic, regulatory, currency fluctuation and foreign exchange risks. The Company currently is invested in a limited number of securities and thus holds large positions in certain securities. Because the Company’s investments are concentrated in a limited number of securities of companies involved in the mining of gold and other precious minerals and related activities, the net asset value of the Company may be subject to greater volatility than that of a more broadly diversified investment company.

5. Indemnifications In the ordinary course of business, the Company enters into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

Financial highlights

	Year ended November 30

	2007	2006	2005	2004	2003

Per share operating performance

Net asset value, beginning of year	$74.19	$55.93	$49.95	$51.54	$33.48

Net investment income	1.11	.76	.10	.22	.84
Net realized gain from investments	10.89	1.31	3.44	.73	—
Net realized gain (loss) from foreign currency transactions	(1.86)	.04	(2.19)	(.68)	.32
Net increase (decrease) in unrealized appreciation
on investments	2.74	17.05	5.58	(1.34)	17.76
Net unrealized gain (loss) on translation of
assets and liabilities in foreign currency	—	—	(.05)	.03	(.06)

Net increase (decrease) in net assets resulting from operations	12.88	19.16	6.88	(1.04)	18.86
Dividends
From net investment income	(1.11)	(.76)	(.20)	(.55)	(.80)
From net realized gain from investments	(1.19)	(.14)	(.70)	—	—

Net asset value, end of year	$84.77	$74.19	$55.93	$49.95	$51.54

Market value per share, end of year	$73.25	$64.21	$49.65	$44.82	$47.16

Total investment return(1)
Based on market value per share	19.02%	31.54%	11.40%	(3.67%)	59.91%

Ratios to average net assets
Expenses	.53%	.63%	1.15%	1.03%	.84%
Net investment income	1.44%	1.09%	.21%	.46%	2.09%

Supplemental data
Net assets, end of year (000 omitted)	$813,790	$712,267	$536,929	$479,533	$494,784
Portfolio turnover rate	12.07%	4.66%	7.31%	1.63%	—

Per share calculations are based on the 9,600,000 shares outstanding.

(1) Total investment return is calculated assuming a purchase of common shares at the current market price on the first day and a sale at the current market price on the last day of each year reported. Dividends are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Company’s dividend reinvestment plan.

Supplementary information

Year ended November 30, 2007

Certain fees incurred by the Company
Directors’ fees	$285,000
Officers’ remuneration	884,583

        The notes to the financial statements form an integral part of these statements.

Certain tax information for
U.S. shareholders (unaudited)

     The following is of a general nature only and is not, and should not be interpreted as, legal or tax advice to any particular U.S. shareholder of the Company. Due to the complexity and potentially adverse effect of the applicable tax rules summarized below. U.S. shareholders are strongly urged to consult their own tax advisors concerning the impact of these rules on their investment in the Company and on their individual situations.

     Under rules enacted by the Tax Reform Act of 1986, the Company became a “passive foreign investment company’’ (a “PFIC’’) on December 1, 1987. The manner in which these rules apply depends on whether a U.S. shareholder (1) elects to treat the Company as a qualified electing fund (“QEF’’) with respect to his Company shares, (2) for taxable years of a U.S. shareholder beginning after December 31, 1997, elects to “mark-to-market’’ his Company shares as of the close of each taxable year, or (3) makes neither election.

     In general, if a U.S. shareholder of the Company does not make either such election, any gain realized on the disposition of his Company shares will be treated as ordinary income. In addition, such a shareholder will be subject to an “interest charge” on part of his tax liability with respect to such gain, as well as with respect to an “excess distribution” made by the Company (as explained in the following paragraph). Furthermore, shares held by such a shareholder may be denied the benefit of any otherwise applicable increase in tax basis at death. Under proposed regulations, a “disposition” would include a U.S. taxpayer’s becoming a nonresident alien.

     As noted, the general tax consequences described in the preceding paragraph apply to an “excess distribution” on Company shares, which means the total distributions by the Company a shareholder receives during a taxable year that are more than 125% of the average amount it distributed for the three preceding taxable years.* If the Company makes an excess distribution in a year, a U.S. shareholder who has not made a QEF or mark-to-market election would be required to allocate the excess amount ratably over the entire holding period for his shares. That allocation would result in tax being payable at the highest applicable rate in the prior taxable years to which the distribution is allocated and interest charges being imposed on the resulting “underpayment” of taxes made in those years. In contrast, a distribution that is not an excess distribution would be taxable to a U.S. shareholder as a normal dividend,** with no interest charge.

     If a U.S. shareholder elects to treat the Company as a QEF with respect to his shares therein for his first year he holds his shares during which the Company is a PFIC, the rules described in the preceding paragraphs generally would not apply; those rules also would not apply to a U.S. shareholder who makes the QEF election after such first year and also elects to treat his shares generally as if they were sold for their fair market value on the first day of the first taxable year of the Company for which the QEF election is effective, in which event the gain from such “deemed sale” would be treated as an excess distribution. Instead, the electing U.S. shareholder would include annually in his gross income his pro rata share of the Company’s ordinary earnings and net capital gain (his “QEF inclusion”), regardless of whether such income or gain was actually distributed. A U.S. shareholder who makes a valid QEF election will recognize capital gain on any profit from the actual sale of his shares if those shares were held as capital assets.

     Alternatively, if a U.S. shareholder makes a mark-to-market election with respect to Company shares for taxable years beginning on or after January 1, 1998, such shareholder would be required annually to report any unrealized gain with respect to his shares as ordinary income, and any unrealized loss would be permitted as an ordinary loss, but only to the extent of previous inclusions of ordinary income. Any gain subsequently realized by an electing U.S. shareholder on a sale or other disposition of his Company shares also would be treated as ordinary income, but such shareholder would not be subject to an interest charge on his resulting tax liability. Special rules apply to a U.S. shareholder who held his PFIC stock prior to his first taxable year for which the mark-to-market election was effective.

     A U.S. shareholder with a valid QEF election in effect would not be taxed on any distributions paid by the Company to the extent of any QEF inclusions, but any distributions out of accumulated earnings and profits in excess thereof would be treated as taxable dividends. Such a shareholder would increase the tax basis in his Company shares by the amount of any QEF inclusions and reduce such tax basis by any distributions to him that are not taxable as described in the preceding sentence. Special rules apply to U.S. shareholders who make the QEF election and wish to defer the payment of tax on their annual QEF inclusions.

     Each shareholder who desires QEF treatment must individually elect such treatment. The QEF election must be made for the taxable year of the shareholder in which or with which the Company’s taxable year ends. A QEF election is effective for the shareholder’s taxable year for which it is made and all of his subsequent taxable years and may not be revoked without the consent of the Internal Revenue Service. A shareholder of the Company who first held his Company shares after November 30, 2006 and who files his tax return on the basis of a calendar year may make a QEF election on his 2007 tax return. A shareholder of the Company who first held his Company shares on or before that date may also make the QEF election on his 2007 tax return but should consult his tax advisor concerning the tax consequences and special rules that apply when a QEF election could have been made with respect to such shares for an earlier taxable year.

     A QEF election must be made by the due date, with extensions, of the federal income tax return for the taxable year for which the election is to apply. Under Treasury regulations, a QEF election is made on Internal Revenue Service Form 8621, which must be completed and attached to a timely filed income tax return in which the shareholder reports his QEF inclusion for the taxable year to which the election applies. In order to allow U.S. shareholders to make QEF elections and to

* For example, the Company paid annual dividends of $.90, $.90 and $.55 per share during 2006, 2005 and 2004, respectively, an average per year of $.7833 per share. Accordingly, any dividends during 2007 in excess of $.9792 per share (125% of $.7833) would be treated as an excess distribution for that year. (All amounts in U.S. currency.)

**Because the Company is a PFIC, dividends it pays will not qualify for the 15% maximum U.S. federal income tax rate on dividends that individuals receive and instead will be taxed at rates up to 35%.

comply with the applicable annual reporting requirements, the Company annually provides them a “PFIC Annual Information Statement’’ containing certain information required by Treasury regulations.

     In early 2008, the Company will send to U.S. shareholders the PFIC Annual Information Statement for its 2007 taxable year. Such annual information statement may be used for purposes of completing Form 8621. A shareholder who either is subject to a prior QEF election or is making a QEF election for the first time must attach a completed Form 8621 to his income tax return each year. Other U.S. shareholders also must attach completed Forms 8621 to their tax returns each year, but shareholders not electing QEF treatment will not need to report QEF inclusions thereon.

     Special rules apply to U.S. persons who hold Company shares through intermediate entities or persons and to U.S. shareholders who directly or indirectly pledge their shares, including those in a margin account.

     Ordinarily, the tax basis that is obtained by a transferee of property on the property owner’s death is adjusted to the property’s fair market value on the date of death (or alternate valuation date). If a U.S. shareholder dies owning Company shares with respect to which he did not elect QEF treatment (or elected such treatment after the first taxable year in which he owned shares in which the Company was a PFIC and did not elect to recognize gain, as described above), the transferee of those shares will not be entitled to adjust the tax basis in such shares to their fair market value on the date of death (or alternate valuation date). In that case, in general, the transferee of such shares will take a basis in the shares equal to the shareholder’s basis therein immediately before his death. If a U.S. shareholder dies owning Company shares for which a valid QEF election was in effect for all taxable years in such shareholder’s holding period during which the Company was a PFIC (or the shareholder made a “deemed sale election”), then the basis increase generally will be available.

Dividend reinvestment and stock purchase plan

     Computershare Trust Company, N.A. (“Computershare’’) has been engaged to offer a dividend reinvestment and stock purchase plan (the “Plan’’) to shareholders. Shareholders may elect to participate in the Plan by signing an authorization. The authorization appoints Computershare as agent to apply to the purchase of common shares of the Company in the open market (i) all cash dividends (after deduction of the service charge described below) that become payable to such participant on the Company’s shares (including shares registered in his or her name and shares accumulated under the Plan) and (ii) any optional cash investments ($50 minimum, subject to an annual maximum of $60,000) received from such participant.

     For the purpose of making purchases, Computershare will commingle each participant’s funds with those of all other participants in the Plan. The price per share of shares purchased for each participant’s account shall be the average price (including brokerage commissions and any other costs of purchase) of all shares purchased in the open market with the net funds available from a cash dividend and any voluntary cash payments being concurrently invested. Any stock dividends or split shares distributed on shares held in the Plan will be credited to the participant’s account.

     For each participant, a service charge of 5% of the combined amount of the participant’s dividend and any voluntary payment being concurrently invested, up to a maximum charge of $2.50 per participant plus $.03 per share, will be deducted (and paid to Computershare) prior to each purchase of shares. Shareholder sales of shares held by Computershare in the Plan are subject to a fee of $10.00 plus $.12 per share deducted from the proceeds of the sale. Additional nominal fees are charged by Computershare for specific shareholder requests such as requests for information regarding share cost basis detail in excess of two prior years and for replacement Forms 1099 older than three years.

     Participation in the Plan may be terminated by a participant at any time by written instructions to Computershare. Upon termination, a participant will receive a certificate for the full number of shares credited to his or her account, unless he or she requests the sale of all or part of such shares.

     Dividends reinvested by a shareholder under the Plan will generally be treated for U.S. federal income tax purposes in the same manner as dividends paid to such shareholder in cash. See “Certain tax information for U.S. shareholders’’ for more information regarding tax consequences of an investment in shares of the Company, including the effect of the Company’s status as a PFIC. The amount of the service charge is deductible for U.S. federal income tax purposes, subject to limitations.

     To participate in the Plan, shareholders may not hold their shares in a “street name’’ brokerage account.

     Additional information regarding the Plan may be obtained from Computershare, P.O. Box 43081, Providence, RI 02940-3081. Information may also be obtained on the internet at www.computershare.com or by calling Computershare’s Telephone Response Center at 1-781-575-2723 between 9:00 a.m. and 5:00 p.m., Eastern time, Monday through Friday.

Privacy notice

     The Company is committed to protecting the financial privacy of its shareholders.

     We do not share any nonpublic, personal information that we may collect about shareholders with anyone, including our affiliates, except to service and administer shareholders’ share accounts, to process transactions, to comply with shareholders’ requests or legal requirements or for other limited purposes permitted by law. For example, the Company may disclose a shareholder’s name, address, social security number and the number of shares owned to its administrator, transfer agent or other service providers in order to provide the shareholder with proxy statements, tax reporting forms, annual reports or other information about the Company. This policy applies to all of the Company’s shareholders and former shareholders.

     We keep nonpublic personal information in a secure environment. We restrict access to nonpublic personal information to Company officers, agents and service providers who have a need to know the information based on their role in servicing or administering shareholders’ accounts. The Company also maintains physical, electronic and procedural safeguards that comply with federal regulations and established security standards to protect the confidentiality of nonpublic personal information.

Direct registration system

     In December 2007, the Company initiated participation in the Direct Registration System (“DRS”), which enables shareholders to register their Company shares in book-entry form without the issuance of a physical certificate and to transfer those shares electronically. Shareholders may continue to hold stock certificates representing their shares or may convert them to book-entry shares. A brochure which describes the features and benefits of the DRS can be obtained by calling Computershare Trust Company at 1-781-575-2879.

Proxy voting

     The policies and procedures used by the Company to determine how to vote proxies relating to portfolio securities and information regarding how the Company voted proxies relating to portfolio securities during the twelve month period ended June 30, 2007 are available on the Company’s website at www.asaltd.com and on the Securities and Exchange Commission’s website at www.sec.gov. A written copy of the Company’s policies and procedures is available without charge, upon request, by calling collect (973) 377-3535.

Form N-Q

     The Company files its schedule of portfolio holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Company’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Company’s Forms N-Q also may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The schedule of portfolio holdings reported on Form N-Q also is included in the Company’s financial statements for the first and third quarters of each fiscal year which are available on the Company’s website at www.asaltd.com.

Common share repurchases

     The Company may from time to time purchase its common shares on the open market in such amounts and at such prices as the Company may deem advisable.

Annual CEO certification

     The Company has submitted to the New York Stock Exchange the required annual certification of the Company’s Chief Executive Officer. The Company also will include the certification of the Company’s Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act of 2002 as an exhibit to the Company’s Form N-CSR for the year ended November 30, 2007 to be filed with the Securities and Exchange Commission.

Forward-looking statements

     This report contains “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934. By their nature all forward-looking statements involve risks, uncertainties and other factors which may cause actual results, performance or achievements of management’s plans to be materially different from those contemplated by the forward-looking statements. Such factors include, but are not limited to, the performance of the companies whose securities comprise the Company’s portfolio, the conditions in the United States, South African and other international securities and foreign exchange markets, the price of gold, platinum and other precious minerals and changes in tax law.

Board of Directors and Officers
of ASA Limited

Directors are elected at each annual general meeting of shareholders to serve until the next annual general meeting. Officers are elected to serve one-year terms. The address of each director and officer is c/o LGN Group, LLC,
P.O. Box 269, Florham Park, NJ 07932.

Interested Director*

Robert J.A. Irwin (80)
Position held with the Company: Chairman and Treasurer since 2003;
President since 2004; Director since 2003 (ASA Limited South Africa from
1987 to 2005)
Other Principal Occupations During Past 5 Years: Chairman of ASA Limited
South Africa from 1993 to 2005; Treasurer of ASA Limited South Africa from
1999 to 2005
Other Directorships held by Director: Former President, Chief Executive
    Officer and Director of Niagara Share Corporation (closed end investment company)

Independent Directors

Henry R. Breck (70)
Position held with the Company: Director since 2004
(ASA Limited South Africa from 1996 to 2004)
Principal Occupations During Past 5 Years: Chairman and a director of Ark
    Asset Management Co., (registered investment adviser)
Other Directorships held by Director: Director of Butler Capital Corp.
    (business financing)
Harry M. Conger (77)
Position held with the Company: Deputy Chairman (non-executive) since 2004
Director since 2004 (ASA Limited South Africa from 1984 to 2004)
Principal Occupations During Past 5 Years: Chairman and CEO Emeritus of
    Homestake Mining Company
Other Directorships held by Director: Director of Apex Silver Mines Limited
Chester A. Crocker (66)
Position held with the Company: Director since 2004
(ASA Limited South Africa from 1996 to 2004)
Principal Occupations During Past 5 Years: James R. Schlesinger Professor of
    Strategic Studies, School of Foreign Service, Georgetown University;
    President of Crocker Group (consultants)
Other Directorships held by Director: Director of Universal Corporation,
    (tobacco, lumber and agri-products) United States Institute of Peace, First
    Africa Holdings Ltd. (investment banking), G3 Good Governance Holdings,
    Ltd. (consultants on geopolitical and commercial issues) and Bell Pottinger
    Communications USA LLC (strategic communications)
Joseph C. Farrell (72)
Position held with the Company: Director since 2004
(ASA Limited South Africa from 1999 to 2004)
Principal Occupations During Past 5 Years: Retired Chairman, President and
    CEO of The Pittston Company (coal and mining, transportation and security services) (now The Brinks Company)
Other Directorships held by Director: Director of Universal Corporation
    (tobacco, lumber and agri-products)

James G. Inglis (63)
Position held with the Company: Director since 2004
(ASA Limited South Africa from 1998 to 2004)
Principal Occupations During Past 5 Years: Chairman of Melville Douglas
    Investment Management (Pty) Ltd. since 2002; Executive Director prior thereto.
Other Directorships held by Director: Director of Coupon Holdings (Pty) Ltd.
    (investment company)
Malcolm W. MacNaught (70)
Position held with the Company: Director since 2004
(ASA Limited South Africa from 1998 to 2005)
Principal Occupations During Past 5 Years: Retired and formerly
    Vice President and Portfolio Manager at Fidelity Investments
Other Directorships held by Director: Former director of Meridian Gold Inc.
    (gold mining company)
Robert A. Pilkington (62)
Position held with the Company: Director since 2004
(ASA Limited South Africa from 1979 to 2005)
Principal Occupations During Past 5 Years: Investment banker and
    Managing Director of UBS Securities LLC and predecessor companies
Other Directorships held by Director: Director of Avocet Mining PLC (gold mining company)
A. Michael Rosholt (87)
Position held with the Company: Director since 2004
(ASA Limited South Africa from 1982 to 2005)
Principal Occupations During Past 5 Years: Former Chairman of the National
    Business Initiative (South Africa) (non-profit organization); retired Chairman of Barlow Rand Limited (financial, industrial and mining corporation)

Other Officers

David J. Christensen (45)
Position held with the Company: Vice President-Investments since May 2007
Other Principal Occupations During Past 5 Years: Vice President,
    Corporate Development, Gabriel Resources Ltd. since 2006;
    independent financial consultant from 2003 to 2006 and Director of
    Fundamental Equity Research for Credit Suisse First Boston from 2002 to
    2003

Paul K. Wustrack, Jr. (64)
Position held with the Company: Secretary and Chief Compliance Officer since
2004
Other Principal Occupations During Past 5 Years: Assistant U.S. Secretary of
    ASA Limited South Africa from 2002 to 2005, Chief Compliance Officer from 2004 to 2005; prior thereto, Special Counsel, Phillips, Lytle, Hitchcock,
    Blaine & Huber LLP

* By reason of being an officer of the Company

Item 2.	Code of Ethics.

	(a)	The registrant has adopted a code of ethics that applies to its principal executive officer and principal financial officer.

	(b)	Not applicable.

(c)

During the period covered by this report, there were no amendments to the code of ethics referred to in paragraph (a) of this Item that apply to a covered person and relate to any element of such code set forth in paragraph (b) of this Item 2.

	(d)	During the period covered by this report, there were no waivers to the provisions of the code of ethics referred to in paragraph (a) of this Item .

	(e)	Not applicable.

	(f)	A copy of the registrant’s code of ethics is filed herewith.

Item 3.	Audit Committee Financial Expert.

The registrant’s board of directors has determined that Joseph C. Farrell, Chairman of the registrant’s Audit Committee, is an “audit committee financial expert” as defined in the instructions to Item 3 of Form N-CSR. Mr. Farrell is “independent” as defined in Item 3 of Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

(a)

Audit Fees. The aggregate fees billed for professional services rendered by the independent auditors for the audit of the registrant’s annual financial statements and review of the semi- annual financial statements and services rendered in connection with statutory or regulatory filings for 2007 and 2006 were $88,000 and $85,000, respectively.

	(b)	Audit-Related Fees – There were no fees billed for assurance and related services rendered by the independent auditors that were reasonably related to the performance of the audit or review of the registrant’s financial statements for 2007 and 2006.

(c)

Tax Fees – The aggregate fees billed for professional services rendered by the independent auditors in connection with tax compliance, tax advice and tax planning for 2007 and 2006 were $0 and $5,000, respectively. The figure for 2006 includes fees billed for non-U.S. tax advisory services.

	(d)	All Other Fees – There were no non-audit fees not disclosed above that were billed for products and services provided by the independent auditors for 2007 and 2006.

	(e)(1)	The Audit Committee of the registrant has the sole authority to pre-approve all audit and non-audit services to be provided by the independent auditors, subject to the de minimis exceptions for non- audit services described in Section 10A(i)(1)B of the Securities Exchange Act of 1934 (“Exchange Act”) which are approved by the Committee prior to the completion of the audit. Any individual project that does not exceed $25,000 may be pre-approved by the chair of the Audit Committee. Any such pre-approval by the chair of the Audit Committee must be presented to the full Committee at its next scheduled meeting. Any proposed services exceeding that cost level requires specific pre-approval by the Audit Committee. Pre-approval of audit and non-audit services shall not be required if the engagement to render the services is entered into pursuant to pre-approved policies and procedures established by the Committee, provided the Committee is informed of each such service. The Committee has not established such policies and procedures.

	(e)(2)	None of the services described in paragraphs (b) – (d) above were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

	(f)	Not applicable.

	(g)	The aggregate fees billed by the independent auditors for non-audit services rendered to the registrant for 2007 and 2006 were $0 and $5,000, respectively.

	(h)	Not applicable.

Item 5.	Audit Committee of Listed Registrants.

(a)

The registrant has a standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The members of the audit committee are: Messrs. Joseph C. Farrell (Chairman), Malcolm W. MacNaught and Henry R. Breck.

	(b)	Not applicable.

Item 6.	Schedule of Investments.

Included as part of the report to shareholders filed under Item 1.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

ASA Limited

Proxy Voting Policies and Procedures

          The following is a statement of the proxy voting policies and procedures of ASA Limited (“Company”).

          Proxy Administration

           The Company understands its proxy voting responsibilities and that proxy voting decisions may affect the long-term interests of its shareholders. The Company attempts to process every proxy vote it receives. However, voting proxies for shares of certain non-U.S. companies may involve significantly greater effort and cost than for shares of U.S. companies. There may be situations where the Company may not or cannot vote a proxy. For example, the Company may receive proxy material too late to act upon or the cost of voting may outweigh the benefit of voting.

           Authority and responsibility to vote proxies with respect to the Company’s portfolio securities has been delegated to the President and, in his absence or inability to act, the Vice President – Investments. In evaluating proxy proposals, the President (or Vice President - Investments, when appropriate) may consider information from various sources, including management of the company presenting a proposal as well as independent sources. The ultimate decision rests with the President (or Vice President - Investments, when appropriate), who is accountable to the Board of Directors of the Company.

          General Principles

           In voting proxies, the Company will act solely in the best economic interests of its shareholders with the goal of maximizing the value of the Company’s portfolio. These policies and procedures are designed to promote accountability of a portfolio company’s management and board of directors to its shareholders and to align their interests with those of shareholders. These policies and procedures recognize that a portfolio company’s managers are entrusted with the day-to-day operations of the company, as well as longer-term strategic planning, subject to the company’s board of directors.

           The Company believes that the quality and depth of a portfolio company’s management, including its board of directors, is an important consideration in determining the desirability of an investment. Accordingly, the recommendations of management on many issues are given substantial weight in determining how to vote a proxy. However, each issue is considered on its own merits, and the position of the portfolio company’s management will not be supported whenever it is determined not to be in the best interests of the Company and its shareholders.

          Specific Policies

A.	Routine Matters

1.

Election of Directors. In general, the Company will vote in favor of management’s director nominees if they are running unopposed. The Company believes that management is in the best position to evaluate the qualifications of directors and the needs of a particular board. Nevertheless, the Company will vote against, or withhold its vote for, any nominee whom it feels is not qualified. When management’s nominees are opposed in a proxy contest, the Company will evaluate which nominee’s publicly-announced management policies and goals are most likely to maximize shareholder value, as well as the past performance of the incumbent.

2.

Ratification of Selection of Auditors. In general, the Company will rely on the judgment of management in selecting the independent auditors. Nevertheless, the Company will examine the recommendation of management in appropriate cases, e.g., where there has been a change in auditors based upon a disagreement on accounting matters.

3.

Stock Option and Other Equity Based Compensation Plan Proposals. The Company will generally approve management’s recommendations with respect to the adoption or amendment of stock option plans and other equity based compensation plans, provided that the total number of shares reserved under all of a company’s plans is reasonable and not excessively dilutive.

B.	Acquisitions, Mergers, Reincorporations, Reorganizations and Other Transactions

Because voting on transactions such as acquisitions, mergers, reincorporations and reorganizations involve considerations unique to each transaction, the Company does not have a general policy in regard to voting on those transactions. The Company will vote on a case-by-case basis on each transaction.

C.	Changes in Capital Structure

The Company evaluates proposed capital actions on a case-by-case basis and will generally defer to management’s business analysis in support of such actions. In cases where proposed capital actions support proxy defenses or act to reduce or limit shareholder rights, particular consideration will be given to all the effects of the action and the Company’s vote will be made in a manner consistent with the objective of maximizing long-term shareholder value.

D.	Anti-Takeover Proposals

In general, the Company will vote against any proposal which the Company believes would materially contribute to preventing a potential acquisition or takeover, including proposals to:

Stagger the board of directors;
Introduce cumulative voting;
Introduce unequal voting rights;
Create supermajority voting;
Establish preemptive rights.

In general, the Company will vote in favor of any proposals to reverse the above.

E.	Shareholder Proposals Involving Social, Moral or Ethical Matters

In general, the Company will vote in accordance with management’s recommendation on issues that primarily involve social, moral or ethical matters, although exceptions may be made in certain instances where the Company believes a proposal has substantial economic implications.

F.	Conflict of Interest

In view of the fact that the Company is internally managed and does not have an investment advisor, it is unlikely that conflicts of interest will arise in voting the proxies of the Company’s portfolio companies. The Company maintains a record of the affiliated persons of each director and officer of the Company including the President, Vice President -

Investments and Secretary. The Compliance Officer reviews proxy statement proposals to determine the existence of a potential conflict of interest. In the event that the President (or Vice President - Investments, when appropriate) has a personal conflict of interest, he shall remove himself from the voting process. In cases of a conflict of interest, a record shall be maintained confirming that the Company’s vote was made solely in the interests of the Company and without regard to any other consideration.

Date: May 10, 2007

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Unless otherwise indicated, the information set forth below is as of November 30, 2007.

	(a)(1)	As of the date of this filing, February 7, 2008, Messrs. Robert J. A. Irwin and David J. Christensen are responsible for the day-to- day management of the registrant’s portfolio. Mr. Christensen makes investment recommendations regarding the registrant’s portfolio. However, all investment decisions require the concurrence of Mr. Irwin. Mr. Irwin has served the registrant as Chairman and Treasurer since 2003 and President since 2004. He previously served the Company’s predecessor (ASA Limited, organized in South Africa) as Chairman of the Board from 1993 to 2005 and as Treasurer from 1999 to 2005. Mr. Christensen joined the registrant on May 10, 2007 as Vice President – Investments. During the past five years, he has served as Vice President, Corporate Development of Gabriel Resources Ltd. since 2006; was an independent financial consultant from 2003 to 2006; and was Director of Fundamental Equity Research for Credit Suisse First Boston from 2002 to 2003.

(2)

Except as noted below, Messrs. Irwin and Christensen are not responsible for the day-to-day management of the portfolio of any other registered investment company, other pooled investment vehicle or other account, except their personal accounts or those of members of their family. Conflicts of interest could arise when a portfolio manager personally buys, holds or sells securities held or to be purchased or sold by the registrant. The registrant has a code of ethics and procedures designed to address potential conflicts of interest. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises. In his capacity as a trustee of a charitable foundation (the “Foundation”),

Mr. Irwin is responsible for the day-to-day management of an account (the “Account”) maintained by the Foundation having total assets of $4,953,063. Mr. Irwin receives no compensation for his services as a trustee of the Foundation. The account includes securities of two companies that are also held by the registrant. Those securities have been held by the Foundation since at least 1999 and have a total value of $1,498,005. Mr. Irwin’s management responsibilities for the portfolios of the registrant and the Account could present potential conflicts of interest with respect to effecting trades in the same securities. However, the registrant believes that these potential conflicts of interest do not have an adverse effect on the portfolio management of the registrant

(3)

Mr. Irwin’s compensation consists of a fixed salary, discretionary bonus and non-qualified pension benefit, each as determined annually by the registrant’s Board of Directors upon the recommendation of its Compensation Committee. In determining Mr. Irwin’s compensation, the Board of Directors and Compensation Committee consider his overall performance and his management responsibilities with the registrant including those not related to the registrant’s portfolio. Pursuant to an employment agreement between the registrant and Mr. Christensen, Mr. Christensen’s compensation consists of a fixed salary which may be increased by the Board in its discretion. Under certain circumstances, Mr. Christensen may be entitled to compensation in the event that his services are terminated by the registrant.

	(4)	Mr. Irwin beneficially owns common shares of registrant having a value in the range of $100,000 to $500,000. Mr. Christensen currently does not own any common shares of the registrant.

	(b)	Not applicable

Item 9.	Purchases of Equity Securities by Closed-end Management Investment Company and Affiliated Purchasers.

During the period covered by this report, there were no purchases made by or on behalf of the registrant or any “affiliated purchaser”, as defined in Rule 10b-18(a)(3) under the Exchange Act, of any common shares of the registrant.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors since the registrant provided disclosure in response to Item 22(b)(15) of Schedule 14A in its proxy statement dated January 29, 2008.

Item 11.	Controls and Procedures

(a)

The Chairman of the Board, President and Treasurer, in his capacities as principal executive officer and principal financial officer of the registrant, has concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective, based on his evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

	(a)(1)	The code of ethics that is the subject of disclosure under Item 2 above is attached hereto.

	(2)	The certification required by Rule 30a-2(a) under the 1940 Act is attached hereto.

	(3)	Not applicable.

	(b)	The certification required by Rule 30a-2(b) under the 1940 Act, Rule 13a-14(b) under the Exchange Act and Section 1350 of Chapter 63 of Title 18 of the United States Code is attached hereto. This certification is not deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference.

Signatures

           Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ASA Limited

Date: February 7, 2008	By:	/s/ Robert J.A. Irwin
Robert J.A. Irwin
Chairman of the Board, President and Treasurer

           Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacities and on the date indicated.

Date: February 7, 2008	By:	/s/ Robert J.A. Irwin
Robert J.A. Irwin
Chairman of the Board, President and Treasurer
(Principal Executive Officer and
Principal Financial Officer)